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                                                                 EXHIBIT 10.90.1

                    FIRST AMENDMENT TO PRIORITY AGREEMENT
                     AND ASSIGNMENT OF FACTORING PROCEEDS

     This first amendment (the "Amendment") to the Priority Agreement and Assignment of Factoring Proceeds Agreement dated January 21, 2000 (the "Agreement") between the HONG KONG AND SHANGHAI BANKING CORPORATION, LTD. ("Bank") and GMAC COMMERCIAL CREDIT LLC ("GMAC") and TARRANT APPAREL GROUP d/b/a FASHION RESOURCE ("Debtor") is made as of __________ 2000 by and among the Bank and GMAC for itself and in its capacity as agent for the Lenders party to that certain Credit Agreement (as defined in the Agreement) and Debtor. All capitalized terms not otherwise defined herein shall have such meaning as are ascribed to them under the Agreement.

     WHEREAS, Debtor has requested that Fashion Resource (TCL), Inc. become a co-borrower with Debtor and TAG MEX, INC. ("Tag") under the Credit Agreement; and

     WHEREAS, Bank expects to provide financing to Fashion Resource (TCL), Inc. on terms similar to that of the financings provided by the Bank to Debtor; and

     WHEREAS, GMAC is desirous of clarifying the relative priorities of GMAC and Bank with respect to Fashion Resource (TCL), Inc.; and

     WHEREAS, GMAC wishes to clarify the remittance of payments to the Debtor as set forth below;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the undersigned as follows:

     1. For purposes of the Agreement, Fashion Resource (TCL) Inc. shall be deemed to be a Debtor in the same manner and to the same extent as Tarrant Apparel Group d/b/a Fashion Resource, and all provisions of the Agreement as between Bank, GMAC and Debtor shall, effective upon the date of this Agreement, apply with full force and effect to Fashion Resource (TCL), Inc. as a Debtor thereunder in the same manner and to the same extent as such provisions pertain to Tarrant Apparel Group d/b/a Fashion Resource, and upon execution of this amendment, Debtor as defined under the Agreement, shall include Fashion Resource
(TCL), Inc.

     2. Paragraph numbered 6 appearing on page two of the Agreement shall be amended such that the text appearing therein shall be deleted and the following text shall be inserted in its place and stead:
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          "Payments to the Debtor shall be applied against
          the Obligations (as that term is defined under the Credit Agreement)."

    3. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute but one instrument. Telefax signatures of this Agreement shall be deemed as effective as original signatures.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement this ___ day of ____________, 2000.


                                       TARRANT APPAREL GROUP
                                       d/b/a FASHION RESOURCE


                                       By:       /s/ Scott Briskie
                                          --------------------------------
                                       Title:    CFO
                                            ------------------------------

                                       FASHION RESOURCE (TCL), INC.


                                       By:       /s/ Scott Briskie
                                         ---------------------------------
                                       Title:    CFO
                                            ------------------------------


                                       HONG KONG AND SHANGHAI
                                        BANKING CORPORATION, LTD.


                                       By: [<illegible>]
                                         ---------------------------------
                                       Title:
                                            ------------------------------


                                       GMAC COMMERCIAL CREDIT LLC.,
                                       Individually and as Agent


                                       By: [<illegible>]
                                         ---------------------------------
                                       Title:
                                            ------------------------------

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